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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                 DECEMBER 12, 1996
(Date of earliest event reported)


                             MERCHANTS BANCORP, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-14484                                          36-3182868
(Commission File Number)                (I.R.S. Employer Identification Number)



34 SOUTH BROADWAY, AURORA, ILLINOIS                        60507
(Address of principal executive offices)                (Zip Code)



                                 (708) 896-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On December 12, 1996, Merchants Bancorp, Inc. (the "Registrant") sold the State Bank of Osco, an Illinois state bank located in Osco, Illinois ("Osco"), for approximately $4,300,000 in cash. At November 30, 1996, Osco had assets of approximately $37,000,000.

     On December 20, 1996, the Registrant also sold Anchor Bank, an Illinois state bank located in Lake Villa, Illinois ("Anchor"), for approximately $4,300,000 in cash and future contingent consideration. At November 30, 1996, Anchor had assets of approximately $25,000,000.

     The Registrant had acquired both of the banks in connection with its acquisition of all of the issued and outstanding stock of Valley Banc Services Corp., an Illinois corporation ("Valley"), on January 3, 1996. Osco and Anchor had been held for sale by the Registrant following the Valley acquisition, and therefore their respective dispositions generated no gain or loss by the Registrant for financial statement purposes. The Registrant has assets of approximately $710,000,000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERCHANTS BANCORP, INC.



Dated:  December 26, 1996               By:   /s/ Calvin R. Myers
                                             -----------------------------------
                                             Calvin R. Myers
                                             President


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